EXHIBIT 10.2

MODIFICATION OF PROMISSORY NOTE

Name of Borrower: CNL STRATEGIC CAPITAL B, INC.

Address of Borrower: 450 S ORANGE AVENUE STE 1400 ORLANDO, FL 32801

Name of Co-Borrower(s) if applicable: _____
(Collectively hereafter “Borrower”)

Description of Note to be modified (the “Note”):
Note Number: 60000006812
Note Date: 07/15/2020
Original Principal Amount: $20,000,000.00

THIS MODIFICATION OF PROMISSORY NOTE (this “Modification”) is made as of this 8TH day of JULY, 2021, by and between Borrower, and UNITED COMMUNITY BANK dba SEASIDE BANK AND TRUST, a Georgia banking corporation (“Lender”).

Statement of Facts

Borrower is indebted to Lender under the Note (as amended, restated, supplemented or otherwise modified from time to time, the “Note”), and Borrower and Lender desire to modify the Note in certain respects in accordance with the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower and Lender do hereby agree as follows:

Statement of Terms

1.Amendment(s) of Note. Subject to the fulfillment of the conditions precedent to the effectiveness of this Modification which are set forth below, the Note shall be amended from and after the date of his Modification as follows (check each applicable box):

☒ The maturity date is extended from 07/14/2021 to 10/14/2021.
☒ Extend existing payment schedule through maturity with next payment effective 07/14/2021.
☐ Bill total due at maturity.

☐ The interest rate is changed from a fixed rate of ____% to a fixed rate of ____% effective _____.

☐ The interest rate is changed from a variable rate of ____% to a variable rate of ____% effective _____.

☐ The index is changed from ____ to ____ effective ____.

/s/ TJT
Revised 3/1/2011	Borrower Initials

☐ The rate change frequency is changed from ____ to ____ effective ____. ie: weekly, monthly, quarterly, semi-annual or annual.
☐ The margin is changed from ____ to ____ effective ____.
☐ The rate floor is changed from ____ to ____ effective ____.
☐ The rate ceiling is changed from ____ to ____ effective ____.

☐ The payment amount is changed from ____ to ____ for each ____ effective _____. If the interest rate or the maturity date are not modified, this may result in a larger balance due at maturity.
☐ Continue existing payment schedule effective____.
☐ Bill new payment amount through maturity.

☐ The payment date is changed from ____ to ____. All subsequent payments are due on the same day of each ____ after that. If the payment amount is not modified, this may result in a larger balance due at maturity.

☐ Other:

General Terms:
In consideration of Bank accepting the modifications agreed to above, Borrower agrees to pay Bank fee(s) of $____ in connection with such modification. Borrower authorizes Bank to:
☐ Debit Deposit Account #_____ for the amount of such fees; or
☐ Customer agrees to pay fees in cash.

2.No Other Amendments. Except for the amendment(s) expressly set forth in Section 1, above, the Note shall remain unchanged and in full force and effect. Nothing in this Modification is intended, or shall be construed, to constitute a novation or an accord or satisfaction of the Note or any indebtedness evidenced thereby or to modify, affect or impair the perfection or continuity of Lender’s security interests, security titles or other liens in, to or on any real or personal property collateral for this Note.

3.Reaffirmation and Waiver. Borrower confirms, reaffirms and ratifies his/her respective obligations contained in the Note and the Loan Documents and represents that he/she has no claims, defenses, counterclaims or rights of setoff or recoupment against Lender under the Note or the Loan Documents or otherwise and hereby waive any such claims, defenses, counterclaims or rights of setoff or recoupment.

4.Conditions Precedent to Effectiveness of this Modification. The effectiveness of this Modification and the amendment(s) provided in Section 1, above, are subject to the fulfillment of the following conditions precedent: (a) Lender shall have received one or more counterparts of this Modification duly executed and delivered by the Borrower; and (b) if and to the extent required by Lender, any and all guarantors of the Note shall have consented to the execution, delivery and performance of this Obligation and all of the transactions contemplated hereby by signing one or more counterparts of this Modification in the appropriate space indicated below and returning the same to Lender.

US2008 585597.3
/s/ TJT
Revised 3/1/2011	Borrower Initials

5.Counterparts. This Modification may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

6.Governing Law. This Modification shall be governed by, and construed in accordance with, the internal laws of the State of Florida applicable to contracts made and performed in such state.

7.Entire Agreement. The Note as amended from time to time and by this Modification embodies the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior agreements, representations and understandings, if any, related to the subject matter hereof.

8.Release of Claims and Covenant Not to Sue.

(a) Each of Borrower and the undersigned guarantor(s) (collectively, the “Loan Parties,” and each, a “Loan Party”), on behalf of itself and its successors, assigns and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges the Lender and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (the Lender and all such other Persons being hereinafter referred to collectively as the “Releasees,” and individually as a “Releasee”), of and from any and all demands, actions, causes of action, suits, controversies, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which such Loan Party or any of its successors, assigns or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the date that this Modification is executed by all parties, in each case solely for or on account of or relating to the Note, any of the other loan, collateral, guaranty or other agreements, instruments or documents relating thereto or the transactions thereunder or related thereto.

(b) Each Loan Party, on behalf of itself and its successors, assigns and other legal representatives, hereby absolutely, unconditionally and irrevocably covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by the Borrower pursuant to Section 7(a) above. If any Loan Party or any of its successors, assigns or other legal representatives violates the foregoing covenant, such Loan Party, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all reasonable attorneys’ fees and costs incurred by any affected Releasee as a result of such violation.

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US2008 585597.3
/s/ TJT
Revised 3/1/2011	Borrower Initials

IN WITNESS WHEREOF, the parties hereto have caused this Modification to be duly executed under seal and delivered as of the day and year specified at the beginning hereof.

BORROWER:

CNL STRATEGIC CAPITAL B, INC., A DELAWARE CORPORATION

By; /s/ Tammy J. Tipton
Name: TAMMY J. TIPTON
Title: CHIEF FINANCIAL OFFICER AND TREASURER

LENDER:

SEASIDE BANK AND TRUST

By; /s/ Ed Timberlake
Name: ED TIMBERLAKE
Title: CLIENT ADVISOR

US2008 585597.3
/s/ TJT
Revised 3/1/2011	Borrower Initials

Each of the undersigned guarantors does hereby consent to the execution, delivery and performance of the within and foregoing Modification of Promissory Note.

IN WITNESS WHEREOF, each of the undersigned guarantors has executed this Consent under seal as of the day and year first above set forth.

GUARANTORS:

CNL STATEGIC CAPITAL LLC, A DELAWARE LIMITED LIABILITY COMPANY

By; /s/ Tammy J. Tipton
Name: TAMMY J. TIPTON
ITS: CHIEF FINANCIAL OFFICER AND TREASURER

US2008 585597.3
/s/ TJT
Revised 3/1/2011	Borrower Initials